SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 1998


                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




     Delaware                    1-13776                   71-0724248
 (State or other              (Commission                 (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts 01940
          (Address of principal executive offices, including zip code)



                                 (781) 224-2411
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year

         On June 24, 1998, the Board of Directors of GreenMan Technologies, Inc., (the "Company") adopted a change of its fiscal year from May 31 of each year to September 30 of each year. The change will become effective immediately. The Company's last fiscal year ended May 31, 1998 and the Company's current fiscal year will end September 30, 1998.

         As a result of the change, the Company will be filing a transition report on Form 10-KSB for the 4- month period ending September 30, 1998 on or about December 31, 1998. The change will not effect the filing of the Form 10-KSB for the year ended May 31, 1998, of the Form 10-QSB for the period ending August 31, 1998. The Company expects to file the Form 10-KSB for the year ended May 31, 1998 on or about August 31, 1998 and the Form 10-QSB for the quarter ending August 31, 1998 on or about October 15, 1998.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENMAN TECHNOLOGIES, INC.
                                              (Registrant)



                                      By:   /s/ Charles E. Coppa
                                            Charles E. Coppa
                                            Chief Financial Officer

Date:  July 9, 1998



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